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                                  EXHIBIT 23
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                   Consent of Independent Public Accountants
                   -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference of our reports included in the Form 10-K into the Company's previously filed Registration Statement File No. 33-34559 and Registration Statement File No. 33-58363.



                                /s/ Arthur Andersen LLP


                                Arthur Andersen LLP


Louisville, Kentucky
March 25, 1996